Exhibit 10.11

Execution Version

TENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT
AND AMENDMENT TO SECURITY AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT ("Amendment") is dated to be effective as of the 4th day of September, 2020 ("Effective Date"), by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent ("Administrative Agent"); (b) the undersigned lenders (collectively, the "Lenders") which are parties to the Credit Agreement; (c) GPB PRIME HOLDINGS, LLC ("GPB Prime") and AUTOMILE PARENT HOLDINGS, LLC ("Parent Holdings Guarantor"), each a Delaware limited liability company (collectively, the "Guarantors"); and (d)  AUTOMILE HOLDINGS, LLC ("Automile Holdings"), AUTOMILE TY HOLDINGS, LLC ("[*****] Holdings"), and AMR REAL ESTATE HOLDINGS, LLC ("AMR RE"), each a Delaware limited liability company, and their undersigned Subsidiaries signing this Amendment as a "Borrower" (together with Automile Holdings, [*****] Holdings, and AMR RE, collectively, the "Borrowers"). The Guarantors and the Borrowers are collectively referred to in this Amendment as the "Loan Parties." The Administrative Agent and the Lenders are collectively referred to in this Amendment as the "Credit Parties." The Borrowers, the Guarantors, and the Credit Parties are collectively referred to as the "Parties."

RECITALS

The Administrative Agent, the Lenders party thereto, and the Loan Parties have entered into an Amended and Restated Credit Agreement dated as of October 4, 2017, as amended pursuant to a First Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 15, 2017 ("First Amendment"), a Second Amendment to Amended and Restated Credit Agreement dated as of May 1, 2018 ("Second Amendment"), a Third Amendment to Amended and Restated Credit Agreement dated as of June 29, 2018 ("Third Amendment"), a Fourth Amendment to Amended and Restated Credit Agreement dated as of September 21, 2018 ("Fourth Amendment"), a Fifth Amendment to Amended and Restated Credit Agreement dated as of February 5, 2019 ("Fifth Amendment"), a Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement dated as of June 14, 2019 ("Sixth Amendment"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of October 18, 2019 ("Seventh Amendment"), an Eighth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement dated as of October 19, 2020 ("Eighth Amendment"), and a Ninth Amendment to Amended and Restated Credit Agreement dated as of April 30, 2020 ("Ninth Amendment," and the aforesaid Amended and Restated Credit Agreement, as amended pursuant to the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, and Ninth Amendment, collectively, the "Credit Agreement").

The Administrative Agent and the Loan Parties have also entered into a Security Agreement dated as of February 24, 2017, as amended pursuant to the Eighth Amendment (as amended, the "Security Agreement").

The Credit Agreement, the Security Agreement, and the various other "Credit Documents," as such term is defined in the Credit Agreement, are referred to herein, collectively, as the "Credit Documents." All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

The Loan Parties have requested amendments and consents under the Credit Agreement in connection with the Confidential Settlement Agreement and the related letter agreement each dated to be effective as of August 5, 2020 (collectively, the "                            ") among [*****]                             , Inc. ("      "), and [*****] Holdings and various other Loan Parties and their Affiliates. The Administrative Agent and the undersigned Lenders have agreed to enter into this Amendment to provide the requested amendments and consents, in each case on terms and conditions satisfactory to the Required Lenders as set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1. Acknowledgment And Reaffirmation Of Obligations. Each of the Loan Parties acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2.     Amendment And Modification of Credit Agreement.     The Credit Agreement is hereby amended as set forth below:

Section 2.01     Additional Definitions. Section  1.02 of the Credit Agreement is hereby amended to add the following additional definitions:

  "       " means [*****]                             , Inc.

  "                             " means the Confidential Settlement Agreement and the related letter agreement each dated to be effective as of August 5, 2020 among         and [*****] Holdings and various other Loan Parties and their Affiliates.

Section 2.02     Amendment to Certain Definitions. The definitions set forth below are hereby amended as follows:

a.        The definition of "Change of Control" is hereby amended to replace clause "(v)" thereof with the following:

   (v) Parent Holdings Guarantor shall cease to own legally and beneficially, directly or indirectly, 100% of the voting Capital Stock of Automile Holdings and at least 90% of [*****] Holdings; or

b.        The definition of "Management Equity" is hereby amended and restated in its entirety as set forth below:

   "Management Equity" means the 10% limited liability company voting membership interest in [*****] Holdings to be granted to Todd Skelton, in connection with his appointment and approval as Dealer Principal, in compliance with        's requirements pursuant to the                            , to be issued under the Second Amended and Restated Limited Liability Company Agreement of [*****] Holdings, and pursuant to the Contribution Agreement between Todd Skelton and [*****] Holdings, and the $3,700,000 Promissory Note by Todd Skelton payable to the order of Parent Holdings Guarantor, by Todd Skelton, as borrower, in favor of Parent Holdings Guarantor, as noteholder, executed in connection therewith (collectively, "Management Equity Documentation"), each dated September 4, 2020.

Section 2.03 Amendment     to     Section     2.03.4     (Mandatory Prepayments/Extraordinary Receipts. Subsection 2.03.4(b) of the Credit Agreement is hereby amended by inserting after the first sentence thereof the following sentence:

Notwithstanding the foregoing, the issuance of the Management Equity shall not constitute an Extraordinary Receipt requiring a mandatory prepayment under this clause (b).

Section 2.04 Amendment to Section 6.07 (Restricted Payments). Section 6.07 of the Credit Agreement is hereby amended to replace clause "(c)" with the following:

(c) [*****] Holdings may declare and make Tax Distributions to Todd Skelton from cash flow of [*****] Holdings and its Subsidiaries, so long as no Default or Event of Default has occurred and is continuing and provided that the Loan Parties are in compliance with all covenants (including financial covenants) set forth in this Agreement prior to and on a pro forma basis upon giving immediate effect to each such Tax Distribution.

Section 2.04. Amendment to Section 6.09 (Transactions with Affiliates). Section 6.09 of the Credit Agreement is hereby amended to replace clause "(e)" with the following:

(e) issuance of the Management Equity in accordance with the terms and conditions set forth in the Management Equity Documentation.

Section 3. Amendment And Modification of Security Agreement. In connection with the amendments set forth above, Section 4.17(c) of the Security Agreement is hereby amended as set forth below:

(c)  All cash Disposition Proceeds Collateral shall either be applied in accordance with the provisions of Section 2.03.4 of the Credit Agreement, or reinvested in accordance with the terms of the Credit Agreement; provided, however, the cash Disposition Proceeds Collateral arising from the issuance of the Management Equity to Todd Skelton, may be used by the Loan Parties for working capital and general corporate purposes, subject to the terms, covenants, and limitations set forth in the Credit Agreement, including, for the avoidance of doubt, the negative covenants set forth in Article 6 thereof.

Section 4. Membership Interest Certificate under the Management Equity Documentation. Parent Holdings Guarantor and [*****] Holdings agree that, promptly upon issuance of the Management Equity, they will issue and deliver, or cause to be issued and delivered, to counsel to the Administrative Agent, a replacement certificate evidencing the remaining 90% membership interest held by Parent Holdings Guarantor in [*****] Holdings. In connection therewith, Schedule 1 to the Escrow Agreement shall be amended to reflect the new certificate representing such 90% membership interest. To facilitate the issuance of the Management Equity in accordance with the terms of the Credit Agreement, as amended hereby, the undersigned Lenders hereby confirm that the Administrative Agent shall be permitted to join with the relevant Loan Parties in Release Instructions to the Escrow Agent to obtain and permit the Capital Stock certificate in [*****] Holdings to be temporarily released for exchange and replacement with the new certificates issued to [*****] Holdings and Todd Skelton set forth herein. It is understood and agreed that the new certificate representing the 90% membership interest issued to [*****] Holdings shall, thereafter, be immediately subject to the Escrow Agreement and returned to the Escrow Agent. [*****] Holdings represents that the new certificate representing the 10% membership interest of Todd Skelton (“Skelton Certificate”) will be subject to a new escrow agreement (“Skelton Certificate Escrow”) among Automile Parent Guarantor, as lender, Todd Skelton, as borrower, and Wilmington Trust, N.A., as escrow agent, substantially in the form of the Escrow Agreement. If, prior to payment in full of the Obligations, the promissory note included in the Management Equity Documentation is repaid in full or the Skelton Certificate otherwise released from the Skelton Certificate Escrow, unless the Administrative Agent otherwise agrees in writing, the Skelton Certificate shall be promptly delivered to the Escrow Agent and shall be subject to the Escrow Agreement.

Section 5. Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, each of the Loan Parties make the following representations and warranties to the Credit Parties, as of the Effective Date and upon giving effect to this Amendment:

Section 5.01 Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Loan Parties: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 5.02 Accuracy Of Information. All information and data submitted by or on behalf of the Loan Parties in connection with this Amendment and the transactions contemplated herein are true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 5.03 Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Loan Parties threatened, against any Loan Party or any assets of any Loan Party, the adverse determination of which would be reasonably expected to have a Material Adverse Effect except as set forth in Schedule 4.03 attached hereto. No judgments have been entered against any of the Loan Parties which would result in an Event of Default under Section 7.01.5 of the Credit Agreement.

Section 5.04  Events of Default. No Defaults or Events of Default exist.

Section 5.05                             . Upon execution and delivery of this Amendment and the                            , there are no unsatisfied conditions precedent to the approval of Todd Skelton as Dealer Principal for [*****] Holdings and its Subsidiaries, except as set forth in the                            . The Loan Parties agree to deliver to the Administrative Agent copies of any correspondence from          concerning the satisfaction of such conditions.

Section 6. Conditions Precedent. It shall be a condition precedent to the agreements of the Administrative Agent and the Lenders hereunder that (a) this Amendment shall have been executed by Administrative Agent, the Required Lenders, and each of the Loan Parties, and each of such Lenders and the Loan Parties shall have delivered either (i) a counterpart of this Amendment executed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Amendment) that each such party has executed a counterpart of this Amendment, (b) executed copies of the                             shall have been received, and (c) executed copies of the Management Equity Documentation in the forms delivered prior hereto and posted on the Platform for review by the Lenders shall have been received.

Section 7. Further Assurances. Each of the Loan Parties agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 8. No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Loan Parties to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described, and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assignments, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

Section 9. Limited Amendment and Consent. Except to the extent amended pursuant to Sections 2, 3, and 4 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Loan Parties which is a party thereto. Nothing herein shall constitute a waiver of any provision of the Credit Agreement, Security Agreement, or any of the other Credit Documents, and each of the Loan Parties hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to all amendments set forth in Sections 2, 3, and 4 hereof. This Amendment shall not extend the terms of the Credit Documents or the Maturity Date of any of the Loans or other Obligations. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such consent or waiver must be specific and in writing to be binding upon the Credit Parties and no such consent or waiver shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future consent to, or waiver of, performance or exact performance by the Loan Parties. No consent, amendment, waiver, or other agreement hereunder shall constitute a course of dealing. On and after the Effective Date, this Amendment shall for all purposes constitute a Credit Document.

Section 10. Enforceability. This Amendment shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 11. Reimbursement of Administrative Agent's Expenses. The Borrower Representative agrees to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, for all Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section 12. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York ("Governing State"). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 13. RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH OF THE LOAN PARTIES FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS' FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE LOAN PARTIES, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 14. Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment. Further, each person executing this letter agrees that the electronic signatures, whether pdf, scanned, digital, encrypted, captured or otherwise attached or imposed hereto, are intended to authenticate this Amendment and to have the same force and effect of manual signatures. By signing below, each person, in their individual capacity, executing this letter represents and warrants to and covenants to the Credit Parties that said signer is executing this Amendment on behalf of a Borrower or Guarantor and is duly authorized and empowered to do so and to bind such Borrower and/or Guarantor to the terms hereof.

Section 15. Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement:

IN WITNESS WHEREOF, the Parties have executed this Amendment with the specific intention of creating a document under seal to be effective as of the date first above written.

GPBPRIME:
GPB PRIME HOLDINGS, LLC,
a Delaware Limited Liability Company

By:	/s/ Todd R.Skelton,
Todd R. Skelton,
Chief Executive Officer

PARENT HOLDINGS GUARANTOR:
AUTOMILE PARENT HOLDINGS, LLC,
a Delaware Limited Liability Company

By:	/s/ Todd R. Skelton,
Todd R. Skelton,
Chief Executive Officer

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

BORROWERS:

AUTOMILE TY HOLDINGS, LLC,		AMR REAL ESTATE HOLDINGS, LLC,
AMR AUTO HOLDINGS - TY, LLC,		A Delaware limited liability company
AMR AUTO HOLDINGS - TH, LLC,
AMR AUTO HOLDINGS - TO, LLC,	By:	/s/ Todd R. Skelton
AMR AUTO HOLDINGS - LN, LLC, LUPO LLC,		Todd R. Skelton,
AMR AUTO HOLDINGS - PA, LLC,		Chief Executive Officer
AMR AUTO HOLDINGS - ACII,
LLC, AMR AUTO HOLDINGS - SB,		AMR AUTO HOLDINGS - MW, LLC,
LLC, AMR AUTO HOLDINGS - HD,		AMR AUTO HOLDINGS - AC, LLC,
LLC, AMR AUTO HOLDINGS - VH,		AMR AUTO HOLDINGS - HN, LLC,
LLC, AMR AUTO HOLDINGS - SN,		AMR AUTO HOLDINGS - MH, LLC,
LLC, AMR AUTO HOLDINGS - BG,		AMR AUTO HOLDINGS - FA, LLC,
LLC, SACO AUTO HOLDINGS - VW, LLC, STARETZ, LLC,		AMR AUTO HOLDINGS - MM, LLC,
HANOVER AUTOMOTIVE HOLDINGS, LLC,		SACO AUTO HOLDINGS - FLMM, LLC,
AMR AUTO HOLDINGS - SM, LLC,		SACO AUTO HOLDINGS - HN, LLC,
AMR AUTO HOLDINGS - VS, LLC,		SAWDRAN, LLC,
AMR AUTO HOLDINGS - NC, LLC,		AMR AUTO HOLDINGS - PO, LLC,
AMR AUTO HOLDINGS - SH, LLC,		AMR AUTO HOLDINGS - LC, LLC,
AMR AUTO HOLDINGS - CH, LLC,		AMR AUTO HOLDINGS - JS, LLC,
PRIME FLIP, LLC,		AMR AUTO HOLDINGS - MINR, LLC,
AMR AUTO HOLDINGS - VWN, LLC, AMR AUTO HOLDINGS - WPWN,		AMR AUTO HOLDINGS - LH, LLC,
Each a Delaware liability company		AMR AUTO HOLDINGS - MN, LLC,
AMR AUTO HOLDINGS - BN, LLC,

By:	/s/ Kevin P. Westfall	AMR AUTO HOLDINGS - BR, LLC,
	Kevin P. Westfall,	AMR AUTO HOLDINGS - R, LLC,
Interim CEO

	By:	/s/ Todd R. Skelton
AMR AUTO DISTRIBUTORS INC.,		Todd R. Skelton,
A Massachusetts corporation		Chief Executive Officer

By:	/s/ Kevin P. Westfall	AUTOMILE HOLDINGS , LLC,
	Kevin P. Westfall,	A Delaware limited liability company
Interim CEO

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

BORROWER REPRESENTATIVE:

AUTOMILE HOLDINGS, L C
A Delaware limited liability company

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST
COMPANY, A New York Banking Corporation, In Its Capacity as Administrative Agent

By:	/s/ John E. Brissette
John E. Brissette,
Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST
COMPANY, A New York Banking Corporation, As a Lender

By:
Vice President

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

LENDER:

TRUIST BANK, As a Lender

By:	/s/ Stefanie Cannella
Name: Stefanie Cannella
Title: First Vice President

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

LENDER:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC.
As a Lender

By:
Michele Nowak.
Credit Director. National Accounts

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

LENDER:

[*****] CORPORATION,
As a Lender

By:	/s/ Gerald Jules
Gerald Jules,
National Manager, National Accounts

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC,
a wholly owned subsidiary of New York Community Bank, As a Lender
As a Lender

By:	/s/ Mark C. Mazmanian
Mark C. Mazmanian,
First Senior Vice President

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued :

LENDER:

KEYBANK NAT ION AL ASSOCIATION,
As a Lender

By:	/s/ Andrew Scott
Andrew Scott
SVP

Signature Page To Tenth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement - Continued:

LENDER:

VW CREDIT, IN C.,
As a Lender

By:	/s/ Illegible
Title

Schedule 4.03

Matter	Action Type	Commencement
Patrick Hickey; Melissa Reavill; Jennifer Volo; Stephanie Austin; Corey Walker; William Hunt; on behalf of themselves and all others similarly situated, Claimants, v. Automile Holdings, LLC; AMR Auto Holdings - PA, LLC; AMR Auto Holdings - AC, LLC; AMR Auto Holdings - TY, LLC;AMR Auto Holdings - HD, LLC; David Rosenberg, Individually; and Matthew McGovern, Individually, Respondents, American Arbitration Association Case No. 01-17-0000-0078	Civil; Wage and Hour (Equitable Remedies)	1/1/17
David Rosenberg; The Rosenberg Family Nominee Trust; and the Rosenberg Family Nominee Trust/Sawdran, Plaintiffs, v. GPB Prime Holdings, LLC and Automile Parent Holdings, LLC., Defendants, Norfolk, Massachusetts Superior Court Civil Action No: 1982CV00925	Civil Action	7/19/19; Amended 11/26/19
David Rosenberg, Claimant, v. Automile Holdings, LLC, Respondent, JAMS Boston, JAMS Arbitration Ref. No. 1400018385.	Arbitration proceeding for disputes under Rosenberg employment agreement.	Amended Demand for Arbitration filed 6/8/2020
Volkswagen Group of America, Inc. v. GPB Capital Holdings, LLC; Case No: 20 CV 1043; U.S. District Court for the Southern District of New York	Civil Action	Amended Complaint filed 2/18/20
Saco Auto Holdings VW, LLC, d/b/a Prime Volkswagen, Petitioner, v. Volkswagen Group of America, Inc., Respondent, Maine Motor Vehicle Franchise Board, Case No. M.V.Bd.No. 20-01.	Franchise termination protest action with the Maine Motor Vehicle Franchise Board	Original Complaint 4/9/20
GPB Capital Holdings, LLC, AMR Auto Holdings - VWN, LLC and Automile Parent Holdings, LLC, Plaintiffs, v. Volkswagen of America, Inc., Defendant, Norfolk County Superior Court, Massachusetts, Civil Action No. 2082CV00368	Franchise termination protest action with state court	Original Complaint 4/3/20
AMR Auto Holdings – PA, LLC, Plaintiff, v. Audi of America, Inc. an operating unit of Volkswagen Group of America, Inc., Defendant, U.S. District Court for the District of Massachusetts, Civil No. 20-10861	Franchise termination protest action, originally filed in state court in Norfolk County, MA, removed by Defendant to federal court	State Action filed 4/3/20 Notice of Removal from state court to federal court 5/6/20